SUPPLEMENT
DATED MARCH 14, 2008
TO THE
MLIG VARIABLE INSURANCE TRUST PROSPECTUS
DATED MAY 1, 2007

ROSZEL/BLACKROCK RELATIVE VALUE PORTFOLIO
Fred Gaskin will continue in his current role as portfolio manager for the Portfolio and is the sole portfolio manager for the Portfolio. All references in the prospectus to additional portfolio managers should be deleted.
ROSZEL/ BLACKROCK FIXED-INCOME PORTFOLIO
Kevin Bormida and Robert Stanley no longer participate in the management of the Portfolio as portfolio managers. All references in the prospectus to Mr. Bormida and Mr. Stanley should be deleted. Bruce Repasy will continue in his role as lead portfolio manager for the Portfolio. In addition, the two individuals listed below have been added as portfolio managers to the Portfolio.
Christopher R. Coolidge, CFA, Vice President and portfolio manager, is a member of BlackRock’s Specialized Asset Management (BSAM) Group, with sector expertise in the treasury, agency, and cash sectors. Prior to moving to his current position in 2004, Mr. Coolidge was a member of BlackRock’s mutual fund administration group. From 2000 to 2003, he was a member of BlackRock’s BSAM Administration group where he developed and maintained the BSAM composites. Mr. Coolidge began his career in 1998 with Delaware Investments where he was most recently the project leader for their mutual funds. Mr. Coolidge earned a BS degree in finance from Drexel University in 1997.
Vicente Santiago Jr., Vice President and assistant portfolio manager, is part of the BlackRock Cash Manager Group. Mr. Santiago began his career at BlackRock in 1998 as an intern on the fixed income municipal money market desk. After the completion of his internship, he was retained as part-time intern in the operations department. In June 2000, Mr. Santiago became a full-time employee on the taxable money market desk as an Assistant Portfolio Manager on the treasury and corporate money market funds. His responsibilities changed shortly after, as he transferred back to the municipal desk where he managed the BlackRock New Jersey Municipal Money Market Fund, as well as the RBB and Warburg Pincus municipal fund families. Mr. Santiago earned a BS degree in finance and marketing from Drexel University in 2000.

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Please retain this supplement with your Prospectus for future reference.